UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President

100 Federal Street

Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

James E. Thomas, Esq.

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2024

Date of reporting period:	January 1, 2024 – December 31, 2024

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam VT International Equity Fund
Class IA
Annual Shareholder Report | December 31, 2024

This annual shareholder report contains important information about Putnam VT International Equity Fund for the period January 1, 2024, to December 31, 2024.
You can find additional information about the Fund at https://www.franklintempleton.com/regulatory-fund-documents. You can also request this information by contacting us at (800) 225-1581.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class IA1	$84	0.83%
1	Does not reflect expenses incurred from investing through variable annuity or variable life insurance products.
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the twelve months ended December 31, 2024, Class IA shares of Putnam VT International Equity Fund returned 3.24%. The Fund compares its performance to the MSCI EAFE Index-NR, which returned 3.82% for the same period.
PERFORMANCE HIGHLIGHTS

Top contributors to performance:
↑	Overweight position in Prysmian, a producer of electrical cable for the energy and telecommunications sectors
↑	Overweight position in CRH, a manufacturer of building materials and products
↑	Overweight position in Mitsubishi Corporation, a Japanese conglomerate

Top detractors from performance:
↓	Out-of-benchmark position in Samsung Electronics, a South Korean consumer electronics company
↓	Overweight position in STMicroelectronics, a semiconductor manufacturing company
↓	Out-of-benchmark position in Canadian National Railway
Putnam VT International Equity Fund	PAGE 1	38969-ATSIA-0225

HOW DID THE FUND PERFORM OVER THE LAST 10 YEARS?
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
VALUE OF A $10,000 INVESTMENT –  Class IA 12/31/2014 — 12/31/2024
AVERAGE ANNUAL TOTAL RETURNS (%) Period Ended December 31, 2024

	1 Year	5 Year	10 Year
Class IA	3.24	5.14	5.00
MSCI All Country World ex-U.S. Index-NR	5.53	4.10	4.80
MSCI EAFE Index-NR	3.82	4.73	5.20
Performance does not reflect expenses incurred from investing through variable annuity or variable life insurance products, which if reflected, would reduce performance of the Fund.
Fund performance figures may reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.
Important data provider notices and terms available at www.franklintempletondatasources.com.
KEY FUND STATISTICS (as of December 31, 2024)

Total Net Assets	$215,291,882
Total Number of Portfolio Holdings*	143
Total Management Fee Paid	$1,531,051
Portfolio Turnover Rate	80%
*	Includes derivatives, if applicable.
WHAT DID THE FUND INVEST IN? (as of December 31, 2024)
Portfolio Composition (% of Total Net Assets)
Cash and Equivalents, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Holdings and allocations may vary over time.
Putnam VT International Equity Fund	PAGE 2	38969-ATSIA-0225

HOW HAS THE FUND CHANGED?
On May 31, 2023, Franklin Resources, Inc. (“Franklin Templeton”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Transaction was completed on January 1, 2024. As part of the Transaction, your Fund’s investment advisor, Putnam Investment Management, LLC (“Putnam Management”), a wholly-owned subsidiary of Putnam Holdings, and your Fund’s then-current sub-advisors, Putnam Investments Limited (“PIL”) and The Putnam Advisory Company, LLC (“PAC”), indirect, wholly-owned subsidiaries of Putnam Holdings, became indirect, wholly-owned subsidiaries of Franklin Templeton. In connection with the Transaction, shareholders of your Fund approved a new management contract with Putnam Management and new sub-advisory contracts with PIL and PAC. The new contracts were identical to the previous contracts, except for the effective dates, initial terms, updates to fund names as necessary to reflect previous name changes, and certain non-substantive changes.
Effective July 15, 2024, Franklin Advisers, Inc. (“Franklin Advisers”) was retained as a sub-advisor by Putnam Management for the Fund pursuant to a new sub-advisory agreement between Franklin Advisers and Putnam Management. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Templeton.
Effective November 1, 2024 (the “Effective Date”), PIL, a sub-advisor of the Fund prior to the Effective Date, merged with and into Franklin Templeton Investment Management Limited (“FTIML”), a wholly-owned subsidiary of Franklin Templeton (the “Merger”). As of the Effective Date, PIL investment professionals became employees of FTIML, and the sub-advisory agreement between Putnam Management and PIL with respect to the Fund was terminated. In connection with the Merger, the Fund’s Trustees approved a new sub-advisory agreement between Putnam Management and FTIML, pursuant to which FTIML became a sub-advisor of the Fund on the Effective Date.
This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund’s current prospectus and any applicable supplements and the Fund’s next prospectus, which we expect to be available by May 1, 2025, at https://www.franklintempleton.com/regulatory-fund-documents or upon request at (800) 225-1581 or
funddocuments@putnam.com.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Additional information is available on https://www.franklintempleton.com/regulatory-fund-documents, including its:
• prospectus • proxy voting information • financial information • holdings • tax information
Putnam VT International Equity Fund	PAGE 3	38969-ATSIA-0225

Putnam VT International Equity Fund
Class IB
Annual Shareholder Report | December 31, 2024

This annual shareholder report contains important information about Putnam VT International Equity Fund for the period January 1, 2024, to December 31, 2024.
You can find additional information about the Fund at https://www.franklintempleton.com/regulatory-fund-documents. You can also request this information by contacting us at (800) 225-1581.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class IB1	$110	1.08%
1	Does not reflect expenses incurred from investing through variable annuity or variable life insurance products.
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the twelve months ended December 31, 2024, Class IB shares of Putnam VT International Equity Fund returned 2.97%. The Fund compares its performance to the MSCI EAFE Index-NR, which returned 3.82% for the same period.
PERFORMANCE HIGHLIGHTS

Top contributors to performance:
↑	Overweight position in Prysmian, a producer of electrical cable for the energy and telecommunications sectors
↑	Overweight position in CRH, a manufacturer of building materials and products
↑	Overweight position in Mitsubishi Corporation, a Japanese conglomerate

Top detractors from performance:
↓	Out-of-benchmark position in Samsung Electronics, a South Korean consumer electronics company
↓	Overweight position in STMicroelectronics, a semiconductor manufacturing company
↓	Out-of-benchmark position in Canadian National Railway
Putnam VT International Equity Fund	PAGE 1	38969-ATSIB-0225

HOW DID THE FUND PERFORM OVER THE LAST 10 YEARS?
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
VALUE OF A $10,000 INVESTMENT –  Class IB 12/31/2014 — 12/31/2024
AVERAGE ANNUAL TOTAL RETURNS (%) Period Ended December 31, 2024

	1 Year	5 Year	10 Year
Class IB	2.97	4.88	4.73
MSCI All Country World ex-U.S. Index-NR	5.53	4.10	4.80
MSCI EAFE Index-NR	3.82	4.73	5.20
Performance does not reflect expenses incurred from investing through variable annuity or variable life insurance products, which if reflected, would reduce performance of the Fund.
Fund performance figures may reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.
Important data provider notices and terms available at www.franklintempletondatasources.com.
KEY FUND STATISTICS (as of December 31, 2024)

Total Net Assets	$215,291,882
Total Number of Portfolio Holdings*	143
Total Management Fee Paid	$1,531,051
Portfolio Turnover Rate	80%
*	Includes derivatives, if applicable.
WHAT DID THE FUND INVEST IN? (as of December 31, 2024)
Portfolio Composition (% of Total Net Assets)
Cash and Equivalents, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Holdings and allocations may vary over time.
Putnam VT International Equity Fund	PAGE 2	38969-ATSIB-0225

HOW HAS THE FUND CHANGED?
On May 31, 2023, Franklin Resources, Inc. (“Franklin Templeton”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Transaction was completed on January 1, 2024. As part of the Transaction, your Fund’s investment advisor, Putnam Investment Management, LLC (“Putnam Management”), a wholly-owned subsidiary of Putnam Holdings, and your Fund’s then-current sub-advisors, Putnam Investments Limited (“PIL”) and The Putnam Advisory Company, LLC (“PAC”), indirect, wholly-owned subsidiaries of Putnam Holdings, became indirect, wholly-owned subsidiaries of Franklin Templeton. In connection with the Transaction, shareholders of your Fund approved a new management contract with Putnam Management and new sub-advisory contracts with PIL and PAC. The new contracts were identical to the previous contracts, except for the effective dates, initial terms, updates to fund names as necessary to reflect previous name changes, and certain non-substantive changes.
Effective July 15, 2024, Franklin Advisers, Inc. (“Franklin Advisers”) was retained as a sub-advisor by Putnam Management for the Fund pursuant to a new sub-advisory agreement between Franklin Advisers and Putnam Management. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Templeton.
Effective November 1, 2024 (the “Effective Date”), PIL, a sub-advisor of the Fund prior to the Effective Date, merged with and into Franklin Templeton Investment Management Limited (“FTIML”), a wholly-owned subsidiary of Franklin Templeton (the “Merger”). As of the Effective Date, PIL investment professionals became employees of FTIML, and the sub-advisory agreement between Putnam Management and PIL with respect to the Fund was terminated. In connection with the Merger, the Fund’s Trustees approved a new sub-advisory agreement between Putnam Management and FTIML, pursuant to which FTIML became a sub-advisor of the Fund on the Effective Date.
This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund’s current prospectus and any applicable supplements and the Fund’s next prospectus, which we expect to be available by May 1, 2025, at https://www.franklintempleton.com/regulatory-fund-documents or upon request at (800) 225-1581 or
funddocuments@putnam.com.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Additional information is available on https://www.franklintempleton.com/regulatory-fund-documents, including its:
• prospectus • proxy voting information • financial information • holdings • tax information
Putnam VT International Equity Fund	PAGE 3	38969-ATSIB-0225

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager, or Franklin Templeton. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investment Management, LLC and Franklin Templeton which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Franklin Templeton with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC and Franklin Templeton. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes. Effective March 4, 2024, the majority of legacy Putnam employees transitioned to Franklin Templeton policies outlined in the Franklin Templeton Code.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Mr. McGreevey and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:
Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2024	$50,771	$ —	$6,994	$ —
December 31, 2023	$48,585	$ —	$9,034	$ —

For the fiscal years ended December 31, 2024 and December 31, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $871,230 and $369,166 respectively, to the fund, the fund’s investment manager and any entity controlling, controlled by or under common control with the fund’s investment manager that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by the fund’s investment manager and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by the fund’s investment manager or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.
Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
December 31, 2024	$ —	$791,963	$72,273	$864,236
December 31, 2023	$ —	$360,132	$ —	$360,132

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements and Other Important Information in Item 7 below.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Putnam
VT International Equity
Fund

Financial Statements and Other Important Information

Annual | December 31, 2024

Financial Statements and Other Important Information—Annual	franklintempleton.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT International Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's portfolio, of Putnam VT International Equity Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2025

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT International Equity Fund	1

The fund’s portfolio 12/31/24
COMMON STOCKS (97.4%)*	Shares	Value
Canada (2.5%)
Canadian National Railway Co.	38,500	$3,909,593
Cenovus Energy, Inc.	97,108	1,472,040
		5,381,633
China (1.1%)
Tencent Holdings, Ltd.	43,200	2,305,706
		2,305,706
Denmark (1.4%)
Novo Nordisk A/S Class B	35,382	3,052,824
		3,052,824
France (13.7%)
Accor SA	87,919	4,276,168
Airbus SE	24,545	3,930,411
Capgemini SE	14,915	2,436,030
Cie de Saint-Gobain SA	44,713	3,973,270
Danone SA	42,901	2,899,238
Euronext NV	37,663	4,225,299
STMicroelectronics NV	64,084	1,605,101
Thales SA	19,888	2,855,823
Vinci SA	32,441	3,340,013
		29,541,353
Germany (4.7%)
Deutsche Boerse AG	20,278	4,671,162
Siemens AG	28,181	5,495,143
		10,166,305
Hong Kong (3.6%)
CK Hutchison Holdings, Ltd.	899,500	4,782,142
Jardine Matheson Holdings, Ltd.	72,600	2,971,751
		7,753,893
Ireland (1.8%)
Bank of Ireland Group PLC	154,718	1,410,941
Ryanair Holdings PLC ADR S	54,450	2,373,476
		3,784,417
Italy (1.7%)
Prysmian SpA	57,409	3,673,965
		3,673,965
Japan (21.4%)
Asahi Group Holdings, Ltd.	189,000	1,982,740
Hoya Corp.	44,400	5,510,319
ITOCHU Corp.	68,200	3,353,693
Japan Exchange Group, Inc.	282,800	3,137,786
Mitsubishi UFJ Financial Group, Inc.	481,400	5,620,203
Nintendo Co., Ltd.	61,500	3,581,869
Nippon Sanso Holdings Corp.	94,400	2,619,407
Nomura Holdings, Inc.	487,100	2,826,075
Rakuten Bank, Ltd. †	44,400	1,239,413
Ryohin Keikaku Co., Ltd.	95,300	2,169,786
SBI Holdings, Inc.	59,000	1,481,848
SoftBank Group Corp.	36,400	2,080,106
Sony Group Corp.	205,000	4,320,485
Sumitomo Mitsui Financial Group, Inc.	206,000	4,944,047
Yamazaki Baking Co., Ltd.	62,000	1,154,412
		46,022,189
Netherlands (6.6%)
Argenx SE †	4,518	2,790,822
ASML Holding NV	7,595	5,319,798
Universal Music Group NV	71,332	1,824,609
Wolters Kluwer NV	25,166	4,181,188
		14,116,417

2
Putnam VT International Equity Fund

COMMON STOCKS (97.4%)* cont.	Shares	Value
Singapore (0.5%)
Sea, Ltd. ADR †	10,500	$1,114,050
		1,114,050
South Korea (1.4%)
Samsung Electronics Co., Ltd. (Preference)	102,225	3,036,282
		3,036,282
Spain (4.5%)
Coca-Cola Europacific Partners PLC	54,000	4,147,740
Iberdrola SA	408,996	5,636,054
		9,783,794
Switzerland (3.7%)
Lonza Group AG	3,435	2,027,469
Roche Holding AG	13,239	3,701,712
Sandoz Group AG	52,224	2,140,797
		7,869,978
Taiwan (1.0%)
Taiwan Semiconductor Manufacturing Co., Ltd.	67,000	2,177,502
		2,177,502
United Kingdom (23.0%)
AstraZeneca PLC	49,466	6,449,357
Barclays PLC	1,245,615	4,166,825
BP PLC	707,382	3,496,565
Compass Group PLC	180,070	5,991,544
Experian PLC	106,698	4,585,863
Haleon PLC	727,227	3,428,984
Informa PLC	262,770	2,620,762
London Stock Exchange Group PLC	44,645	6,301,857
NatWest Group PLC	789,187	3,954,814
Prudential PLC	471,244	3,739,801
Tesco PLC	1,058,930	4,870,388
		49,606,760
United States (4.8%)
CRH PLC (London Exchange)	49,961	4,624,898
Linde PLC	13,822	5,786,855
		10,411,753
Total common stocks (cost $188,078,496)		$209,798,821
SHORT-TERM INVESTMENTS (3.8%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 4.55% [d]	Shares 915,345	$915,345
Putnam Short Term Investment Fund Class P 4.56% L	Shares 5,187,560	5,187,560
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.43% P	Shares 110,000	110,000
U.S. Treasury Bills 4.558%, 1/9/25 Δ	$1,200,000	1,199,019
U.S. Treasury Bills 4.637%, 1/16/25 Δ	800,000	798,684
Total short-term investments (cost $8,210,209)		$8,210,608
TOTAL INVESTMENTS
Total investments (cost $196,288,705)	$218,009,429
Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2024 through December 31, 2024 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $215,291,882.
†	This security is non-income-producing.
Putnam VT International Equity Fund
3

Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,858,332 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Industrials	23.0%
Financials	22.2
Health care	11.9
FORWARD CURRENCY CONTRACTS at 12/31/24 (aggregate face value $107,719,589)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/22/25	$467,749	$520,695	$(52,946)
	British Pound	Sell	3/19/25	1,765,296	1,788,471	23,175
	Canadian Dollar	Sell	1/22/25	1,363,252	1,456,571	93,319
	Danish Krone	Buy	3/19/25	257,114	262,904	(5,790)
	Euro	Buy	3/19/25	792,879	803,677	(10,798)
	Hong Kong Dollar	Sell	2/19/25	2,365,519	2,363,006	(2,513)
	Japanese Yen	Buy	2/19/25	1,858,598	1,943,257	(84,659)
	Norwegian Krone	Buy	3/19/25	1,240,985	1,282,126	(41,141)
	Swedish Krona	Buy	3/19/25	1,450,410	1,479,284	(28,874)
	Swiss Franc	Buy	3/19/25	1,471,696	1,521,807	(50,111)
Barclays Bank PLC
	British Pound	Buy	3/19/25	1,792,948	1,831,120	(38,172)
	Canadian Dollar	Sell	1/22/25	893,472	954,784	61,312
	Euro	Sell	3/19/25	1,578,691	1,604,865	26,174
	Israeli Shekel	Buy	1/22/25	589,477	577,644	11,833
	Japanese Yen	Buy	2/19/25	833,978	882,749	(48,771)
	New Taiwan Dollar	Sell	2/19/25	959,664	1,117,787	158,123
	Swiss Franc	Buy	3/19/25	1,146,121	1,184,275	(38,154)
Citibank, N.A.
	Australian Dollar	Buy	1/22/25	478,581	532,886	(54,305)
	British Pound	Sell	3/19/25	1,264,948	1,285,616	20,668
	Euro	Sell	3/19/25	334,238	336,559	2,321
	Hong Kong Dollar	Buy	2/19/25	2,433,345	2,431,110	2,235
Goldman Sachs International
	Australian Dollar	Buy	1/22/25	1,186,982	1,321,556	(134,574)
	British Pound	Sell	3/19/25	850,806	863,067	12,261
	Euro	Buy	3/19/25	161,195	162,565	(1,370)
	Japanese Yen	Buy	2/19/25	454,895	475,849	(20,954)
	New Zealand Dollar	Buy	1/22/25	204,628	229,419	(24,791)
	South Korean Won	Sell	2/19/25	1,933,155	2,114,052	180,897
	Swiss Franc	Buy	3/19/25	1,137,568	1,175,447	(37,879)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/22/25	534,040	594,482	(60,442)
	British Pound	Sell	3/19/25	1,824,853	1,849,342	24,489
	Canadian Dollar	Buy	1/22/25	245,402	249,240	(3,838)
	Chinese Yuan (Offshore)	Sell	2/19/25	2,103,653	2,123,906	20,253
	Hong Kong Dollar	Sell	2/19/25	1,676,229	1,674,733	(1,496)
	Japanese Yen	Buy	2/19/25	142,011	154,836	(12,825)
	Singapore Dollar	Buy	2/19/25	1,048,260	1,090,030	(41,770)
	Swiss Franc	Buy	3/19/25	1,794,272	1,854,194	(59,922)

4
Putnam VT International Equity Fund

	FORWARD CURRENCY CONTRACTS at 12/31/24 (aggregate face value $107,719,589) cont.
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	JPMorgan Chase Bank N.A.
		British Pound	Sell	3/19/25	$2,471,590	$2,504,388	$32,798
		Danish Krone	Buy	3/19/25	1,304,260	1,332,912	(28,652)
		Hong Kong Dollar	Sell	2/19/25	199,086	199,141	55
		South Korean Won	Sell	2/19/25	1,052,389	1,126,698	74,309
	Morgan Stanley & Co. International PLC
		Australian Dollar	Buy	1/22/25	4,304,318	4,792,933	(488,615)
		British Pound	Sell	3/19/25	2,745,975	2,792,519	46,544
		Canadian Dollar	Sell	1/22/25	1,559,782	1,666,715	106,933
		Czech Koruna	Buy	3/19/25	231,743	237,606	(5,863)
		Japanese Yen	Buy	2/19/25	215,518	225,493	(9,975)
		Singapore Dollar	Sell	2/19/25	601,238	612,008	10,770
		Swedish Krona	Buy	3/19/25	543,805	554,801	(10,996)
		Swiss Franc	Buy	3/19/25	1,438,483	1,486,534	(48,051)
	NatWest Markets PLC
		Swedish Krona	Buy	3/19/25	609,504	621,908	(12,404)
	State Street Bank and Trust Co.
		Australian Dollar	Buy	1/22/25	4,547,631	5,062,750	(515,119)
		British Pound	Sell	3/19/25	1,305,236	1,320,321	15,085
		Canadian Dollar	Buy	1/22/25	512,177	526,470	(14,293)
		Chinese Yuan (Offshore)	Buy	2/19/25	694,939	722,438	(27,499)
		Danish Krone	Buy	3/19/25	1,731,142	1,768,643	(37,501)
		Euro	Buy	3/19/25	1,092,612	1,111,677	(19,065)
		Hong Kong Dollar	Sell	2/19/25	343,189	343,276	87
		Israeli Shekel	Buy	1/22/25	1,446,325	1,390,460	55,865
		Japanese Yen	Buy	2/19/25	126,326	165,033	(38,707)
		New Taiwan Dollar	Sell	2/19/25	1,163,973	1,204,813	40,840
		New Zealand Dollar	Buy	1/22/25	228,409	255,993	(27,584)
		Singapore Dollar	Buy	2/19/25	1,972,898	2,051,386	(78,488)
		Swedish Krona	Buy	3/19/25	527,705	538,387	(10,682)
		Swiss Franc	Buy	3/19/25	1,691,856	1,750,206	(58,350)
	Toronto-Dominion Bank
		Australian Dollar	Buy	1/22/25	4,258,638	4,741,029	(482,391)
		British Pound	Sell	3/19/25	902,730	914,601	11,871
		Canadian Dollar	Sell	1/22/25	29,796	31,837	2,041
		Japanese Yen	Buy	2/19/25	804,919	841,625	(36,706)
		Swiss Franc	Buy	3/19/25	2,625,815	2,713,415	(87,600)
	UBS AG
		Australian Dollar	Buy	1/22/25	387,903	411,822	(23,919)
		British Pound	Sell	3/19/25	6,854,615	6,944,163	89,548
		Canadian Dollar	Sell	1/22/25	1,496,570	1,584,907	88,337
		Japanese Yen	Sell	2/19/25	1,258,032	1,291,312	33,280
		Swedish Krona	Buy	3/19/25	4,761,688	4,858,110	(96,422)
		Swiss Franc	Buy	3/19/25	1,833,705	1,894,847	(61,142)
	WestPac Banking Corp.
		Canadian Dollar	Sell	1/22/25	905,447	967,386	61,939
		Hong Kong Dollar	Sell	2/19/25	1,528,789	1,529,219	430
		New Zealand Dollar	Buy	1/22/25	225,275	233,344	(8,069)
		Swiss Franc	Buy	3/19/25	292,806	302,552	(9,746)
	Unrealized appreciation						1,307,792
	Unrealized (depreciation)						(3,093,934)
	Total						$(1,786,142)
*	The exchange currency for all contracts listed is the United States Dollar.

Putnam VT International Equity Fund
5

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Canada	$5,381,633	$—	$—
China	—	2,305,706	—
Denmark	—	3,052,824	—
France	—	29,541,353	—
Germany	—	10,166,305	—
Hong Kong	—	7,753,893	—
Ireland	2,373,476	1,410,941	—
Italy	—	3,673,965	—
Japan	—	46,022,189	—
Netherlands	—	14,116,417	—
Singapore	1,114,050	—	—
South Korea	—	3,036,282	—
Spain	4,147,740	5,636,054	—
Switzerland	—	7,869,978	—
Taiwan	—	2,177,502	—
United Kingdom	—	49,606,760	—
United States	5,786,855	4,624,898	—
Total common stocks	18,803,754	190,995,067	—
Short-term investments	110,000	8,100,608	—
Totals by level	$18,913,754	$199,095,675	$—
	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,786,142)	$—
Totals by level	$—	$(1,786,142)	$—

The accompanying notes are an integral part of these financial statements.

6
Putnam VT International Equity Fund

Financial statements

Statement of assets and liabilities

12/31/24

Assets
Investment in securities, at value, including $889,236 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $190,185,800)	$211,906,524
Affiliated issuers (identified cost $6,102,905) (Notes 1 and 5)	6,102,905
Dividends, interest and other receivables	155,698
Foreign tax reclaim	406,702
Receivable for shares of the fund sold	178,348
Unrealized appreciation on forward currency contracts (Note 1)	1,307,792
Total assets	220,057,969

Liabilities
Payable to custodian	21,301
Payable for shares of the fund repurchased	219,794
Payable for compensation of Manager (Note 2)	125,976
Payable for custodian fees (Note 2)	33,158
Payable for investor servicing fees (Note 2)	25,723
Payable for Trustee compensation and expenses (Note 2)	103,839
Payable for administrative services (Note 2)	1,864
Payable for distribution fees (Note 2)	31,875
Unrealized depreciation on forward currency contracts (Note 1)	3,093,934
Collateral on securities loaned, at value (Note 1)	915,345
Collateral on certain derivative contracts, at value (Notes 1 and 8)	110,000
Other accrued expenses	83,278
Total liabilities	4,766,087
Net assets	$215,291,882

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$179,719,691
Total distributable earnings (Note 1)	35,572,191
Total — Representing net assets applicable to capital shares outstanding	$215,291,882

Computation of net asset value Class IA
Net assets	$68,478,088
Number of shares outstanding	4,386,303
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$15.61

Computation of net asset value Class IB
Net assets	$146,813,794
Number of shares outstanding	9,536,620
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$15.39

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund	7

Statement of operations

Year ended 12/31/24

Investment income
Dividends (net of foreign tax of $406,140)	$4,953,580
Interest (including interest income of $216,524 from investments in affiliated issuers) (Note 5)	262,590
Securities lending (net of expenses) (Notes 1 and 5)	750
Total investment income	5,216,920

Expenses
Compensation of Manager (Note 2)	1,531,051
Investor servicing fees (Note 2)	157,830
Custodian fees (Note 2)	57,419
Trustee compensation and expenses (Note 2)	10,395
Distribution fees (Note 2)	382,239
Administrative services (Note 2)	4,132
Other	106,635
Total expenses	2,249,701
Expense reduction (Note 2)	(5,408)
Net expenses	2,244,293
Net investment income	2,972,627

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	19,718,104
Foreign currency transactions (Note 1)	(96,680)
Forward currency contracts (Note 1)	24,062
Total net realized gain	19,645,486
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(12,528,784)
Assets and liabilities in foreign currencies	(24,158)
Forward currency contracts	(2,918,107)
Total change in net unrealized depreciation	(15,471,049)
Net gain on investments	4,174,437
Net increase in net assets resulting from operations	$7,147,064

The accompanying notes are an integral part of these financial statements.

8	Putnam VT International Equity Fund

Statement of changes in net assets

	Year ended 12/31/24	Year ended 12/31/23
Increase (decrease) in net assets
Operations:
Net investment income	$2,972,627	$2,936,830
Net realized gain on investments and foreign currency transactions	19,645,486	9,259,043
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(15,471,049)	23,834,413
Net increase in net assets resulting from operations	7,147,064	36,030,286
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(1,730,648)	(194,413)
Class IB	(3,292,425)	(50,329)
Decrease from capital share transactions (Note 4)	(7,806,722)	(17,976,245)
Total increase (decrease) in net assets	(5,682,731)	17,809,299
Net assets:
Beginning of year	220,974,613	203,165,314
End of year	$215,291,882	$220,974,613

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund	9

Financial highlights

(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/24	$15.48	.24	.27	.51	(.38)	—	(.38)	$15.61	3.24	$68,478.83		1.49	80
12/31/23	13.06	.22	2.24	2.46	(.04)	—	(.04)	15.48	18.86	72,471.85		1.56	68
12/31/22	17.27	.23	(2.59)	(2.36)	(.27)	(1.58)	(1.85)	13.06	(14.58)	67,444	.88[e]	1.75	82
12/31/21	16.67	.32[f]	1.15	1.47	(.24)	(.63)	(.87)	17.27	9.09	85,068.83		1.88[f]	86
12/31/20	15.17	.16	1.60	1.76	(.26)	—	(.26)	16.67	12.35	84,447.86		1.16	110
Class IB
12/31/24	$15.27	.20	.26	.46	(.34)	—	(.34)	$15.39	2.97	$146,814	1.08	1.24	80
12/31/23	12.89	.18	2.21	2.39	(.01)	—	(.01)	15.27	18.51	148,504	1.10	1.30	68
12/31/22	17.06	.20	(2.56)	(2.36)	(.23)	(1.58)	(1.81)	12.89	(14.77)	135,721	1.13[e]	1.50	82
12/31/21	16.48	.28[f]	1.13	1.41	(.20)	(.63)	(.83)	17.06	8.82	159,492	1.08	1.65[f]	86
12/31/20	14.99	.13	1.59	1.72	(.23)	—	(.23)	16.48	12.10	150,770	1.11	.92	110
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	The charges and expenses at the insurance company separate account level are not reflected.
[c]	Total return assumes dividend reinvestment.
[d]	Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.
[e]	Includes one-time proxy cost of 0.02%.
[f]	Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:
	Per share	Percentage of average net assets
Class IA	$0.14	0.81%
Class IB	0.14	0.83

The accompanying notes are an integral part of these financial statements.

10
Putnam VT International Equity Fund

Notes to financial statements 12/31/24

Unless otherwise noted, the “reporting period” represents the period from January 1, 2024 through December 31, 2024. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
1940 Act	Investment Company Act of 1940, as amended
Franklin Advisers	Franklin Advisers, Inc., a direct wholly-owned subsidiary of Franklin Templeton
Franklin Distributors	Franklin Distributors, LLC, an indirect wholly-owned subsidiary of Franklin Templeton, and the fund’s distributor and principal underwriter for periods on or after August 2, 2024
Franklin Templeton	Franklin Resources, Inc.
Franklin Templeton Services	Franklin Templeton Services, LLC, a wholly-owned subsidiary of Franklin Templeton
FTIML	Franklin Templeton Investment Management Limited
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
PAC	The Putnam Advisory Company, LLC, an indirect wholly-owned subsidiary of Franklin Templeton
PIL	Putnam Investments Limited, an indirect wholly-owned subsidiary of Franklin Templeton
PSERV	Putnam Investor Services, Inc., a wholly-owned subsidiary of Franklin Templeton
Putnam Management	Putnam Investment Management, LLC, the fund’s investment manager, an indirect wholly-owned subsidiary of Franklin Templeton
Putnam Retail Management	Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Franklin Templeton, and the fund’s distributor and principal underwriter for periods prior to August 2, 2024
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam VT International Equity Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in developed countries but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. For example, we typically use foreign currency forward contracts in connection with the fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the fund’s benchmark index.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation.  The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the “mid price” (prior to July 22, 2024, the most recent bid price was used), and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Putnam VT International Equity Fund
11

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Reliable prices are not readily available for equity securities in these circumstances, where the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value. To address this, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This includes using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a–5 under the 1940 Act, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,071,233 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,858,332 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, if any, is net of expenses and is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $915,345 and the value of securities loaned amounted to $889,236.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

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Putnam VT International Equity Fund

Lines of credit Prior to January 31, 2025, the fund participated, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings could be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit was paid by the participating funds and a $75,000 fee was paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Effective January 31, 2025, the fund, together with other U.S. registered and foreign investment funds managed by an affiliate of Franklin Templeton are borrowers in a joint syndicated senior unsecured credit facility totaling $2.995 billion, which matures on January 30, 2026.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset and other income on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses and from unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $71,915 to increase undistributed net investment income and $71,915 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$35,467,080
Unrealized depreciation	(15,286,342)
Net unrealized appreciation	20,180,738
Undistributed ordinary income	187,021
Undistributed long-term gains	15,179,434
Undistributed short-term gains	51,149
Cost for federal income tax purposes	$196,042,549

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 31.5% of the fund is owned by accounts of one insurance company.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (including open-end funds managed by affiliates of Putnam Management that have been deemed to be sponsored by Putnam Management for this purpose) (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.679% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2026, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective July 15, 2024, Franklin Advisers was retained by Putnam Management as a sub-advisor for the fund pursuant to a new sub-advisory agreement between Putnam Management and Franklin Advisers. Pursuant to the agreement, Franklin Advisers provides certain advisory and related services. Putnam Management pays a monthly fee to Franklin Advisers based on the costs of Franklin Advisers in providing these services to the fund, which may include a mark-up not to exceed 15% over such costs.

Effective November 1, 2024, FTIML is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management (and not the fund) pays a monthly fee to FTIML equal to the “net investment advisory fee” payable by the fund to Putnam Management. For the purposes of this calculation, the net investment advisory fee is defined to equal: (i) 96% of an amount equal to the total investment management fees payable to Putnam Management minus any fund fees and/or expenses waived or reimbursed by Putnam Management, minus (ii) any fees payable by Putnam Management to the fund’s sub-administrator for administrative services.

Prior to November 1, 2024, PIL was authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management (and not the fund) paid a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the fund managed by PIL. Effective November 1, 2024, PIL merged into FTIML and PIL investment professionals became employees of FTIML.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL (prior to November 1, 2024). PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PAC, Putnam Management (and not the fund) would pay a monthly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-advisor.

Effective June 1, 2024, Franklin Templeton Services provides certain administrative services to the fund. The fee for those services is paid by the fund’s investment manager based on the fund’s average daily net assets and is not an additional expense of the fund.

Putnam VT International Equity Fund
13

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custodian fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

PSERV, an affiliate of Putnam Management, provides investor servicing agent functions to the fund. PSERV was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$50,815
Class IB	107,015
Total	$157,830

The fund has entered into expense offset arrangements with PSERV and State Street whereby PSERV’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,408 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $163, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable from July 1, 1995 through December 31, 2023. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the 1940 Act. The purpose of the Plan is to compensate Franklin Distributors, or prior to August 2, 2024, Putnam Retail Management, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Franklin Distributors and to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations and were paid out as follows:

Franklin Distributors	$160,333
Putnam Retail Management	221,906
Total	$382,239

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$176,588,054	$189,965,902
U.S. government securities (Long-term)	—	—
Total	$176,588,054	$189,965,902

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Year ended 12/31/24		Year ended 12/31/23		Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	144,521	$2,309,151	138,744	$2,005,960	770,836	$12,116,270	944,057	$13,382,306
Shares issued in connection with reinvestment of distributions	109,120	1,730,648	13,710	194,413	210,110	3,292,425	3,592	50,329
	253,641	4,039,799	152,454	2,200,373	980,946	15,408,695	947,649	13,432,635
Shares repurchased	(549,643)	(8,785,389)	(634,405)	(9,068,408)	(1,169,659)	(18,469,827)	(1,755,068)	(24,540,845)
Net decrease	(296,002)	$(4,745,590)	(481,951)	$(6,868,035)	(188,713)	$(3,061,132)	(807,419)	$(11,108,210)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

Name of affiliate	Fair value as of 12/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 12/31/24
Short-term investments
Putnam Cash Collateral Pool, LLC *	$—	$28,742,321	$27,826,976	$19,085	$915,345
Putnam Short Term Investment Fund Class P **	3,718,999	85,381,637	83,913,076	216,524	5,187,560
Total Short-term investments	$3,718,999	$114,123,958	$111,740,052	$235,609	$6,102,905
* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

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Putnam VT International Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$135,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$1,307,792	Payables	$3,093,934
Total		$1,307,792		$3,093,934

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$24,062	$24,062
Total	$24,062	$24,062
Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(2,918,107)	$(2,918,107)
Total	$(2,918,107)	$(2,918,107)

Putnam VT International Equity Fund
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Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC
Assets:
Forward currency contracts #	$116,494	$257,442	$25,224	$193,158	$44,742	$107,162	$164,247
Total Assets	$116,494	$257,442	$25,224	$193,158	$44,742	$107,162	$164,247
Liabilities:
Forward currency contracts #	276,832	125,097	54,305	219,568	180,293	28,652	563,500
Total Liabilities	$276,832	$125,097	$54,305	$219,568	$180,293	$28,652	$563,500
Total Financial and Derivative Net Assets	$(160,338)	$132,345	$(29,081)	$(26,410)	$(135,551)	$78,510	$(399,253)
Total collateral received (pledged) †##	$(154,795)	$110,000	$—	$(26,410)	$(121,776)	$—	$(355,549)
Net amount	$(5,543)	$22,345	$(29,081)	$—	$(13,775)	$78,510	$(43,704)
Controlled collateral received (including TBA commitments) **	$—	$110,000	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments) **	$(154,795)	$—	$—	$(113,875)	$(121,776)	$—	$(355,549)

	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts #	$—	$111,877	$13,912	$211,165	$62,369	$1,307,792
Total Assets	$—	$111,877	$13,912	$211,165	$62,369	$1,307,792
Liabilities:
Forward currency contracts #	12,404	827,288	606,697	181,483	17,815	3,093,934
Total Liabilities	$12,404	$827,288	$606,697	$181,483	$17,815	$3,093,934
Total Financial and Derivative Net Assets	$(12,404)	$(715,411)	$(592,785)	$29,682	$44,554	$(1,786,142)
Total collateral received (pledged) †##	$—	$(636,065)	$(476,272)	$—	$—
Net amount	$(12,404)	$(79,346)	$(116,513)	$29,682	$44,554
Controlled collateral received (including TBA commitments) **	$—	$—	$—	$—	$—	$110,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments) **	$—	$(636,065)	$(476,272)	$—	$—	$(1,858,332)
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Operating segments

The fund has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures. The update is limited to disclosure requirements and does not impact the fund’s financial position or results of operations.

The fund operates as a single operating segment, which is an investment portfolio. The fund’s investment manager serves as the Chief Operating Decision Maker (CODM), evaluating fund-wide results and performance under a unified investment strategy. The CODM uses these measures to assess fund performance and allocate resources effectively. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of assets and liabilities and the Statement of operations, along with the related notes to the financial statements. The fund’s portfolio provides details of the fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial highlights.

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Putnam VT International Equity Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $16,697,377 as a capital gain dividend with respect to the taxable year ended December 31, 2024, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, total interest and dividend income from foreign countries were $5,150,467 and taxes paid to foreign countries were $283,166.

Putnam VT International Equity Fund
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Changes in and disagreements with accountants

Not applicable

Results of any shareholder votes

Not applicable

Remuneration paid to directors, officers, and others

Remuneration paid to directors, officers, and others is included in the Notes to financial statements above.

18
Putnam VT International Equity Fund

Board approval of management and subadvisory agreements (Unaudited)

At its meeting on September 27, 2024, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”), approved a new Sub-Advisory Agreement with respect to your fund (the “New FTIML Sub-Advisory Agreement”) between Putnam Investment Management, LLC (“Putnam Management”) and its affiliate, Franklin Templeton Investment Management Limited (“FTIML”), and an amended and restated Sub-Advisory Contract with respect to your fund (the “Amended PAC Sub-Advisory Contract”) between Putnam Management and its affiliate, The Putnam Advisory Company, LLC (“PAC”). Putnam Management, FTIML, and PAC are each direct or indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Templeton”). (Because FTIML and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by FTIML and PAC, the Trustees did not attempt to evaluate FTIML and PAC as separate entities.)

The Board of Trustees, with the assistance of its Contract Committee (which consists solely of Independent Trustees) and its independent legal counsel (as that term is defined in Rule 0-1(a)(6)(i) under the 1940 Act), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its review of the New FTIML Sub-Advisory Agreement and the Amended PAC Sub-Advisory Contract. At its September 2024 meeting, the Contract Committee met with representatives of Putnam Management and Franklin Templeton, and separately in executive session, to consider the information provided. At the September Trustees’ meetings, the Contract Committee also met in executive session with the other Independent Trustees to discuss its observations and recommendations. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the Independent Trustees.

Considerations in connection with the Trustees’ approval of the New FTIML Sub-Advisory Agreement

The Trustees considered the proposed New FTIML Sub-Advisory Agreement in connection with the planned November 1, 2024 merger (the “Merger”) of Putnam Investments Limited (“PIL”), an affiliate of Putnam Management and a sub-adviser to your fund prior to the Merger, with and into FTIML. The Trustees considered that, in connection with the Merger, PIL investment professionals would become employees of FTIML, and, upon consummation of the Merger, PIL would cease to exist as a separate legal entity.

The Trustees noted that Franklin Templeton viewed the Merger as a further step in the integration of the legacy Putnam and Franklin Templeton organizations, offering potential operational efficiencies and enhanced investment resources for the funds. The Trustees also considered, among other factors, that:

• The Merger and the New FTIML Sub-Advisory Agreement would not result in any reduction or material change in the nature or the level of the sub-advisory services provided to the funds;

• The PIL portfolio managers who are responsible for the day-to-day management of the applicable funds would be the same immediately prior to, and immediately after, the Merger, and these investment personnel would have access to the same research and other resources to support their respective investment advisory functions and operate under the same conditions both immediately before and after the Merger;

• Despite a change in the sub-advisory fee structure for certain funds, the New FTIML Sub-Advisory Agreement would not result in an increase in the advisory fee rates payable by each fund, as Putnam Management would be responsible for overseeing the investment advisory services provided to the applicable funds by FTIML under the New FTIML Sub-Advisory Agreement and would compensate FTIML for such services out of the fees it receives under each fund’s Management Contract with Putnam Management (each, a “Current Management Contract”); and

• The terms of the New FTIML Sub-Advisory Agreement were substantially similar to those under the sub-management contract between Putnam Management and PIL with respect to the fund (the “PIL Sub-Management Contract”). 1

The Trustees also considered that, prior to the Merger, counsel to Putnam Management and FTIML had provided a legal opinion that the Merger and the appointment of FTIML as sub-adviser to the funds would not result in an “assignment” under the 1940 Act of the PIL Sub-Management Contract and that the New FTIML Sub-Advisory Agreement did not require shareholder approval.

In addition, the Trustees considered that, in connection with their review of your fund’s Current Management Contract and the PIL Sub-Management Contract over the course of several months ending in June 2023, they had considered information regarding the nature, extent and quality of the services provided to the fund, the fund’s performance, the fund’s management fees and expense ratios, the profitability of Putnam Management and its affiliates in providing services to the fund, whether there had been economies of scale with respect to the management of the fund and other benefits received by Putnam Management and its affiliates as a result of their relationships with the fund. Because, other than the parties to the contract, the revised sub-advisory fee structure for certain funds, and certain other non-substantive changes to contractual terms, the New FTIML Sub-Advisory Agreement was substantially similar to the PIL Sub-Management Contract, the Trustees relied to a considerable extent on their previous approval of the PIL Sub-Management Contract in connection with their consideration of the New FTIML Sub-Advisory Agreement.

The Trustees also considered information received as part of the review process ending in June 2024 in connection with their consideration of a new Sub-Advisory Agreement for your fund (the “Franklin Advisers Sub-Advisory Agreement”) between Putnam Management and Franklin Advisers, Inc., an affiliate of Putnam Management and FTIML, including updated information regarding the profitability of Putnam Management and its affiliates, potential economies of scale, other benefits received by Putnam Management and its affiliates as a result of their relationships with the funds, and the performance and expenses of the funds. The Trustees also considered other information received in connection with their review of the Franklin Advisers Sub-Advisory Agreement, including certain performance information for Franklin Templeton’s fixed income and investment solutions investment strategies and information regarding the revenues, expenses and profitability of Franklin Templeton’s global

1 The New PIL Sub-Management Contract was operative until the effective date of the Merger, November 1, 2024, and was replaced by the New FTIML Sub-Advisory Agreement effective as of that date.

Putnam VT International Equity Fund
19

investment management business and its U.S. registered investment company business, which included the financial results of FTIML.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s Current Management Contract and was also a factor in considering approval of the New FTIML Sub-Advisory Agreement, since Putnam Management was fully responsible for all services provided by PIL under the PIL Sub-Management Contract, and the PIL personnel responsible for managing a portion of your fund prior to the Merger would continue to manage a portion of your fund immediately following the Merger as employees of FTIML. The Trustees, however, did not attempt to evaluate FTIML as a separate entity. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which met on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provided a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally strong in 2023 against a backdrop of largely solid fixed income markets and strong but volatile equity markets, which were characterized by a concentration of performance among large-cap growth stocks. The Trustees also noted that corporate earnings and employment figures continued to generally show strength, underpinning market rallies in 2023, while inflation concerns, Federal Reserve actions to reduce inflation and geopolitical tensions continued to be a focus of investors. For the one-year period ended December 31, 2023, the Trustees considered that the Putnam funds, on an asset-weighted basis, ranked in the 32nd percentile of their peers as determined by LSEG Lipper (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 2.8% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 31st, 21st, and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2023, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar, Inc. ratings assigned to the funds, noting that 45 funds were rated four or five stars at the end of 2023, which represented an increase of 5 funds year-over-year. The Trustees also considered that 18 funds were five-star rated at the end of 2023, which was a year-over-year increase of 11 funds, and that 90% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2023. In this regard, the Trustees considered that The Putnam Fund complex had ranked 1st out of 49 fund companies, 1st out of 47 fund companies and 5th out of 46 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that 2023 had marked the seventh year in a row that The Putnam Fund complex had ranked in the top ten fund companies. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2023 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) – International Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2023 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period
1st	2nd	1st

For the five-year period ended December 31, 2023, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2023, there were 48, 47 and 44 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Considerations in connection with the Trustees’ approval of the Amended PAC Sub-Advisory Contract

With respect to the proposed Amended PAC Sub-Advisory Contract, the Trustees considered that the contract was being amended and restated to remove PIL as a party to the contract, revise the sub-advisory fee structure for certain funds, and make certain other non-substantive changes to contractual terms. The Trustees noted that removing PIL from the sub-advisory contract with respect to the fund among Putnam Management, PIL, and PAC (the “PAC Sub-Advisory Contract”) would have no impact on the management of the funds, since Putnam Management, and not PIL, had been (under the PAC Sub-Advisory Contract), and would continue to be (under the Amended PAC Sub-Advisory Contract), responsible for overseeing any services provided by PAC to the applicable funds. The Trustees also considered that the Amended PAC Sub-Advisory Contract would not result in an increase in the advisory fee rates payable by each fund, as Putnam Management would compensate PAC for such services out of the fees it receives under each fund’s Current Management Contract.

Board of Trustees’ Conclusions

After considering the factors described above, as well as other factors, the Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the New FTIML Sub-Advisory Agreement and the Amended PAC Sub-Advisory Contract represented reasonable compensation in light of the nature and quality of the services that would be provided to the funds, and determined to approve the New FTIML Sub-Advisory Agreement and the Amended PAC Sub-Advisory Contract for your fund. These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor.

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Putnam VT International Equity Fund

© 2024 Franklin Templeton. All rights reserved.	38969-AFSOI 2/25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included in Item 7 above.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Included in Item 7 above.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included in Item 7 above.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 7 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 13. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 16. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 17. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 19. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds and Franklin Templeton are filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

(a)(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith:

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Jeffrey White

Jeffrey White Principal Accounting Officer

Date: February 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz

Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2025

By (Signature and Title):

/s/ Jeffrey White

Jeffrey White Principal Financial Officer

Date: February 26, 2025